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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 16, 1998



                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)



         TEXAS                        333-25257              75-2441557
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)         Identification No.)


        275 W. PRINCETON DRIVE
             PRINCETON, TEXAS                                 75407
(Address of Principal Executive Offices)                    (Zip Code)


                                    (972) 736-2424
                 (Registrant's telephone number, including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.


     On June 16, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), closed a private placement (the "Offering") of 736,838 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock") and warrants (the "Warrants") to purchase 41,000 shares of Common Stock (the Shares and Warrants referred to collectively as the "Securities"). The Securities were sold to certain accredited investors in reliance on Rule 506 of Regulation D. In connection with the Offering, the Registrant paid a finder's fee of $150,000 and other expenses of approximately $20,000. The Registrant also agreed to register on Form S-3 the shares of Common Stock issuable upon exercise of the Warrants and will incur approximately $75,000 of expenses in connection with such registration.

     Neither the Registrant nor any of its affiliates, directors or officers have any material relationship with any of the investors in the private placement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          N/A

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See attached Pro Forma Combined Condensed Balance Sheet.


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                              HORIZON PHARMACIES, INC.
                     PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   MARCH 31, 1998
                                   (IN THOUSANDS)

                                     ASSETS

                                                        Private
                                          Historical    Placement    Pro Forma
                                          ----------    ---------    ---------
 Current assets:
      Cash                                  $2,388        $6,850      $9,238
      Accounts receivable, net               5,029            --       5,029
      Inventories                            9,828            --       9,828
      Prepaid expenses                         145            --         145
      Deferred income taxes                     42            --          42
                                           -------        ------     -------
 Total current assets                       17,432         6,850      24,282
 Property, equipment and capital
   assets, net                               2,112            --       2,112
 Intangibles, net                            3,871            --       3,871
                                           -------        ------     -------
 Total assets                              $23,415        $6,850     $30,265
                                           -------        ------     -------
                                           -------        ------     -------

                      LIABILITIES AND SHAREHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                      $4,000            --      $4,000
      Accrued liabilities                      497        $   95         592
      Notes payable                            320            --         320
      Income taxes payable                     178            --         178
      Current portion of long-term
        obligations                            879            --         879
                                           -------        ------     -------
 Total current liabilities                   5,874            95       5,969
 Long-term obligations                       4,686            --       4,686
 Deferred income taxes                         157            --         157
 Shareholders' equity
      Common stock                              45             7          52
      Additional paid-in capital            12,100         6,748      18,848
      Retained earnings                        553            --         553
                                           -------        ------     -------
 Total shareholders' equity                 12,698         6,748      19,446
                                           -------        ------     -------
 Total liabilities and shareholders'
   equity                                  $23,415        $6,850     $30,265
                                           -------        ------     -------
                                           -------        ------     -------

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     (c)  EXHIBITS.

          The following exhibits are filed with this report:

 Exhibit No.     Name of Exhibit
 -----------     ---------------
      99.1       Securities Purchase Agreement dated June 15, 1998 by and among
                 HORIZON Pharmacies, Inc. and the persons listed on Schedule I thereto (filed electronically herewith).  Omitted from this
                 Agreement, as filed, are the exhibits thereto.  The Registrant will furnish supplementally a copy of any such omitted
                 exhibits to the Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: June 24, 1998                    By:   /s/ Ricky D. McCord
                                          ---------------------------------
                                                 Ricky D. McCord, President


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